Exhibit 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sergio Letelier, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Mobility (USA) Corporation for the quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Mobility (USA) Corporation.

Date: November 13, 2026

By:	/s/ Sergio Letelier
Sergio Letelier President (Principal Executive Officer)

I, Andrea Trabacchin, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Mobility (USA) Corporation for the quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Mobility (USA) Corporation.

Date: November 13, 2026

By:	/s/ Andrea Trabacchin
Andrea Trabacchin Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Mobility (USA) Corporation and will be retained by Mobility (USA) Corporation and furnished to the Securities and Exchange Commission or its staff upon request.